UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022

Magnachip Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o MagnaChip Semiconductor S.A.

1, Allée Scheffer, L-2520

Luxembourg, Grand Duchy of Luxembourg

(Address of principal executive offices)

Not Applicable

(Zip Code)

(352) 45-62-62

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MX	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 2, 2022, Magnachip Semiconductor Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”), under Items 2.02 and 9.01, related to financial information for the Company and its consolidated subsidiaries for the third quarter ended September 30, 2022, as presented in a press release dated November 2, 2022.

Subsequent to the furnishing of the press release on the Original Form 8-K, the Company identified a scrivener’s error in the Non-GAAP reconciliation tables attached to the press release for Adjusted Net Income per common share (basic and diluted) for the nine month period ended September 30, 2021, which should have been $0.82 and $0.78 per share, respectively, consistent with the Company’s prior reports for that historical period. No other amounts or information reported in the Original Form 8-K and press release were changed.

The Company issued a revised version of the press release on November 4, 2022 to correct such information. Accordingly, the Company is filing this Form 8-K/A to furnish a copy of the corrected version of the press release as Exhibit 99.1 hereto.

Item 2.02.	Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Magnachip Semiconductor Corporation and its consolidated subsidiaries for the third quarter ended September 30, 2022, as presented in a press release dated November 2, 2022, as corrected on November 4, 2022.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press release for Magnachip Semiconductor Corporation dated November 4, 2022, announcing the results for the third quarter ended September 30, 2022 (As Corrected).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2022	MAGNACHIP SEMICONDUCTOR CORPORATION

	By:	/s/ Theodore Kim
	Name:	Theodore Kim
	Title:	Chief Compliance Officer, General Counsel and Secretary